(File Nos. 33-8120 and 811-4808)

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
      [  ]  Preliminary Proxy Statement
      [  ]  Confidential, for Use of the Commission Only (as permitted by
            Rule 14a-6(e)(2))
      [X ]  Definitive Proxy Statement
      [  ]  Definitive Additional Materials
      [  ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                      THE RODNEY SQUARE MULTI-MANAGER FUND
                (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required
      [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
            and 0-11

            1)  Title of each class of securities to which transaction applies:

            2)  Aggregate number of securities to which transaction applies:

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): 4) Proposed maximum aggregate value of transaction:

            5)  Total fee paid:


      [  ]  Fee paid previously with preliminary materials.
      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)    Amount Previously Paid:

            2)    Form, Schedule or Registration Statement No.:

            3)    Filing Party:

            4)    Date Filed:

                                                             RODNEY SQUARE NORTH
                                                        1100 NORTH MARKET STREET
                                                                      WILMINGTON
                                                                        DELAWARE
                                                                       19890-001

[LOGO] THE
       RODNEY
       SQUARE
       FUNDS

                                February 3, 1998


Dear Shareholder:

      Enclosed please find a Notice and Proxy Statement for a Special Meeting of Shareholders (the "Meeting") of The Rodney Square Multi-Manager Fund (the "Fund"), which will be held at the offices of Wilmington Trust Company ("WTC"), 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001, on Monday, February 23, 1998, at 10 a.m. Eastern Time. Please read the proxy materials carefully and return the completed proxy card executed as soon as possible unless you plan to vote at the Meeting.

      Also enclosed is a Supplement dated January 26, 1998 to the Fund's Prospectus dated May 1, 1997. The Supplement highlights certain recent changes to the Fund including the appointment of PFPC Inc. as Administrator, Transfer Agent, and Dividend Paying Agent of the Fund. The Supplement also provides updated information on how shareholders may correspond with the Fund. PLEASE RETAIN THE SUPPLEMENT FOR FUTURE REFERENCE.

      The Meeting has been called in part to permit shareholders to vote on proposals relating to a proposed restructuring of the Growth Portfolio (the "Portfolio") series of the Fund. Since its inception, the Portfolio has offered investors the opportunity to take advantage of a blend of investment styles within a single portfolio through the use of two or more different sub-advisers. This approach has resulted in the Portfolio's investments being spread across the available investment universe of U.S. growth companies of all sizes, with significant exposures to both larger- and smaller-sized companies. Rodney Square Management Corporation, the Fund's Manager, and its parent, Wilmington Trust Company ("WTC") now believe that investors would be better served by providing them a fund that is advised by a single adviser and which invests substantially all of its assets in large cap equity securities.

      To effect the proposed restructuring of the Portfolio, shareholders are being asked to approve an investment advisory contract with WTC whereby WTC would assume responsibility for the day-to-day management of the Portfolio's assets without the use of any sub-advisers (Proposal 2) and the amendment of the Portfolio's investment objective so that the Portfolio will seek "superior long-term growth of capital" (I.E., growth that would exceed the long-term growth of capital from an investment in the securities comprising the Russell 1000 Growth Index) (Proposal 3). If these changes are approved, the Portfolio would also become subject to a new investment policy pursuant to which it would seek to achieve its objective by investing at least 85% of its total assets in U.S. large cap equity (or related) securities that are judged by WTC to possess strong growth characteristics. Consistent with these changes, the Board also has approved a change in the name of the Fund to "The Rodney Square Equity Fund" and a change in the name of the Portfolio to the "Large Cap Growth Equity Portfolio."

      In addition to the proposals outlined above, you are being asked to vote on the election of the Trustees of the Fund, the amendment of certain fundamental investment limitations of the Portfolio, and the amendment of the Fund's Declaration of Trust to permit the establishment of classes of shares. To help the Fund avoid the substantial costs of further proxy solicitations, please complete the enclosed proxy and return it as soon as possible in the enclosed postage-paid envelope, even if you plan to attend the Meeting in person.

      Thank you in advance for your participation and prompt attention.

                                          Sincerely yours,

                                          /s/ Robert J. Christian
                                          Robert J. Christian
                                          President

                      THE RODNEY SQUARE MULTI-MANAGER FUND

                               RODNEY SQUARE NORTH
                            1100 NORTH MARKET STREET
                            WILMINGTON, DE 19890-0001
                         -------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 23, 1998

To the Shareholders:


      A Special Meeting of Shareholders (the "Meeting") of The Rodney Square Multi-Manager Fund (the "Fund") will be held at the offices of Wilmington Trust Company, 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001, on Monday, February 23, 1998, at 10 a.m. eastern time, for the following purposes:

       1.    To elect the Trustees of the Fund;

       2. To approve or disapprove a new investment advisory agreement for the Growth Portfolio;

       3. To approve or disapprove an amendment of the investment objective of the Growth Portfolio;

       4. To approve or disapprove amendments to the fundamental investment limitations of the Growth Portfolio;

       5. To approve or disapprove amendments to the Fund's Declaration of Trust; and

       6. To transact any other business as may properly come before the Meeting or any adjournment thereof.


      You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of beneficial interest in the Fund at the close of business on January 16, 1998. If you attend the

      Meeting, you may vote your shares in person. If you do not expect to attend, please complete, date, sign, and mail the enclosed proxy card in the enclosed postage prepaid envelope.

                                    By Order of the Board of Trustees,


                                    Carl M. Rizzo, Secretary



February 3, 1998

-------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID RETURN ENVELOPE ENCLOSED, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY CARD AND RETURN IT. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
-------------------------------------------------------------------------------

                      THE RODNEY SQUARE MULTI-MANAGER FUND

                               RODNEY SQUARE NORTH
                            1100 NORTH MARKET STREET
                            WILMINGTON, DE 19890-0001
                               -------------------

                                 PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 23, 1998
                                 --------------

      This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Trustees of The Rodney Square Multi-Manager Fund (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held on Monday, February 23, 1998 at 10 a.m. eastern time at the offices of Wilmington Trust Company ("WTC"), 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001 and at any adjournment thereof. Copies of this Proxy Statement and the accompanying materials were first sent to shareholders on or about February 3, 1998.

      The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies will vote your shares in favor of the five nominees for trustees named herein; in accordance with the recommendation of your Board of Trustees as to all other proposals described herein; and at the discretion of the proxies on any other matter that may properly come before the Meeting. Any person giving a proxy may revoke it at any time prior to its use by giving written notice of such revocation to the Fund prior to the Meeting, by delivering a subsequently dated proxy to the Fund prior to the Meeting, or by attending and voting at the Meeting in person. Proxies will be solicited principally by mail, but officers of the Fund or agents appointed by the Fund may also solicit proxies by other means.

      The Board of Trustees has fixed the close of business on January 16, 1998 as the record date ("Record Date") for the determination of the shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. As of that date, there were approximately 4,226,349 outstanding shares of the Growth Portfolio, the sole series of the Fund. Each shareholder is entitled to one vote for each share held on the Record Date. As of January 31, 1998, no shareholder other than WTC owned of record or beneficially more than 5% of the outstanding shares of the Fund. As of that date, WTC owned of record 77.73% of the shares of the Fund, of which it owned beneficially with power to vote, on behalf of its customer accounts, 62.53% of the shares of the Fund.

      The presence at the Meeting, in person or by proxy, of the holders of at least a majority of the Fund's outstanding shares as of the Record Date is required to constitute a quorum for the purpose of transacting business at the Meeting. In the event that a quorum is not represented at the Meeting or at any adjournment thereof, or, even if a quorum is so represented, in the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting and further solicitation of proxies may be made without the necessity of further notice. The persons named as proxies will vote in favor of any such adjournment if such proxies instruct them to vote in favor of any of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment if such proxies instruct them to vote against or to abstain from voting on all of the proposals to be considered at the adjournment meetings. A shareholder vote may be taken on one or more of the proposals prior to an adjournment if sufficient votes have been received and it is otherwise appropriate.

      Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal or for or against any adjournment to permit further
solicitation  of  proxies.   Accordingly,   abstentions  and  broker   non-votes
effectively will be a vote against such adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other person entitled to vote and the broker does not have discretionary voting authority.

      A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS WILL BE AVAILABLE TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST TO: RODNEY SQUARE MANAGEMENT CORPORATION, 1100 NORTH MARKET STREET, WILMINGTON, DE 19890-0001 OR BY PHONE, TOLL-FREE AT 800-336-9970.



      PROPOSAL 1.  TO ELECT TRUSTEES OF THE FUND


      Unless you give contrary instructions on the proxy card, your proxy will be voted FOR the election of the five nominees listed below. Each nominee has indicated his or her willingness to serve if elected. If any of the nominees should withdraw or otherwise become unavailable for election the proxies will vote for such other nominee or nominees as the Board of Trustees may recommend. Messrs. Brucker and Quindlen have served as Trustees since the Fund's commencement of operations. Mr. Buckner has served as a Trustee since August 1989, Mr. Christian has served as a Trustee since May 1996. Ms. Webb is not currently a Trustee of the Fund.

--------------------------------------------------------------------------------
                                                               Shares of the
                      Position with Fund,                      Fund Beneficially
                      Business Experience                      Owned Directly
 Nominee              During The Past 5 Years                  or Indirectly on
 (Age)                and Other Directorships                  January 16, 1998

--------------------------------------------------------------------------------

Eric Brucker         Trustee,  has been Dean of the  School of        0
                     Management at the  University of Michigan
   (56)              -  Dearborn   since  June  1992.  He  was
                     Professor  of  Economics,  Trenton  State
                     College from  September 1989 through June
                     1992. He was Vice  President for Academic
                     Affairs,   Trenton   State  College  from
                     September  1989 through  June 1991.  From
                     1976 until September 1989, he was Dean of
                     the College of Business and Economics and
                     Chairman  of  various  Committees  at the
                     University  of  Delaware.  He is  also  a
                     member  of  the  Detroit  Economic  Club,
                     Financial    Executive    Institute   and
                     Leadership Detroit.

--------------------------------------------------------------------------------

 Fred L. Buckner     Trustee,  has  retired as  President  and        0
                     Chief   Operating   Officer  of  Hercules
    (64)             Incorporated   (diversified   chemicals),
                     positions he held from March 1987 through
                     March 1992. He also served as a member of
                     the   Hercules   Incorporated   Board  of
                     Directors from 1986 through March 1992.

--------------------------------------------------------------------------------

Robert J. Christian* Trustee,   has  been   Chief   Investment        0
                     Officer  of WTC since  February  1996 and
    (47)             Director  of  Rodney  Square   Management
                     Corporation ("RSMC") since February 1996.
                     He  was  Chairman  and  Director  of  PNC
                     Equity Advisors Company, and President and Chief Investment Officer of PNC Asset
                     Management Group, Inc. from 1994 to 1996.
                     He was Chief  Investment  Officer  of PNC
                     Bank, N.A. from 1992 to 1996, Director of
                     Provident Capital Management (investment management services) from 1993 to 1996, and Director of Investment Strategy PNC
                     Bank, N.A. from 1989 to 1992. He is also a Trustee of LaSalle University and a member of the Board of Governors for the Pennsylvania Economy League.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               Shares of the
                      Position with Fund,                      Fund Beneficially
                      Business Experience                      Owned Directly
 Nominee              During The Past 5 Years                  or Indirectly on
 (Age)                and Other Directorships                  January 16, 1998

--------------------------------------------------------------------------------

John J. Quindlen     Trustee,   has  retired  as  Senior  Vice        0
                     President-Finance  of  E.I.  du  Pont  de
                     Nemours and  Company,  Inc.  (diversified
                     chemicals),  a position he held from 1984
                     through  November 1993. He also served as
                     Chief  Financial  Officer of E.I. du Pont
                     de Nemours and  Company,  Inc.  from 1984
                     through  June 1993.  He also  serves as a
                     Director  of St.  Joe  Corporation  and a
                     Trustee  of  Kalmar   Pooled   Investment
                     Trust.
--------------------------------------------------------------------------------

Nina M. Webb         Equity  Portfolio  Manager  at WTC  since        0
                     March   1987.   A   Chartered   Financial
                     Analyst,  she  previously was employed by
                     the  University  of  Delaware  as  Senior
                     Investment Analyst (1985-86),  Investment
                     Analyst    (1982-85),    and   Accountant
                     (1976-82).
--------------------------------------------------------------------------------
______________________________

      * Mr. Christian is deemed to be an "interested person" of the Fund, as defined in the 1940 Act of 1940, as amended ("1940 Act"), by virtue of his positions with RSMC and WTC. In addition, Martin L. Klopping, a Trustee who is not a nominee for reelection, is deemed to be an interested person of the Fund by virtue of his positions with RSMC and Rodney Square Distributors, Inc.


      Information with respect to the executive officers of the Fund is provided below. See "Executive Officers of the Fund." To the knowledge of the Fund's management, as of the record date, the Trustees and officers of the Fund owned, as a group, no shares of the Growth Portfolio.

      There were four meetings of the Board held during the Fund's fiscal year ended December 31, 1997. Each Trustee attended all meetings. The Board has an Audit Committee comprised of Messrs. Brucker, Buckner and Quindlen. The purpose of the Audit Committee is to oversee the annual audit of the Fund and review the performance of the Fund's independent accountants. During the Fund's fiscal year ended December 31, 1997, the Audit Committee met one time. The Board has a Nominating Committee comprised of Messrs. Brucker, Buckner and Quindlen. The purpose of the Nominating Committee is to select nominees to the Board of Trustees. The Nominating Committee did not meet during the fiscal year ended December 31, 1997. The Board has a Contract Review Committee comprised of Messrs. Brucker, Buckner and Quindlen. The purpose of the Contract Review Committee is to review the Fund's investment advisory, distribution and other contractual arrangements with affiliates to the Fund. During the Fund's fiscal year ended December 31, 1997, the Contract Review Committee met twice. The Board does not have a Compensation Committee.

      The fees and expenses of the Trustees who are not "interested persons" of the Fund ("Independent Trustees"), as defined in the 1940 Act, are paid by the Fund. The following table shows the fees paid during the fiscal year ended December 31, 1997, to the Independent Trustees for their services to the Fund and to the other mutual funds which are advised by RSMC or WTC.

1997 TRUSTEES COMPENSATION
                                                        TOTAL COMPENSATION FROM
                           COMPENSATION                 THE RODNEY SQUARE FAMILY
INDEPENDENT TRUSTEE (1)    FROM THE FUND                OF FUNDS
-----------------------    -------------                ------------------------

    Eric Brucker                $1,950                        $12,700

    Fred L. Buckner             $1,950                        $12,700

    John J. Quindlen            $1,950                        $12,700

(1)  Trustees do not receive any pension or retirement benefits from the Fund.


REQUIRED VOTE. Election of each nominee as a Trustee of the Fund requires the vote of a plurality of all the outstanding shares of the Fund present at the Meeting in person or by proxy.


      THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES.



                 BACKGROUND REGARDING PROPOSALS 2 AND 3


      Since it commenced operation in 1987, the Growth Portfolio has offered investors the opportunity to take advantage of a blending of different investment styles within a single fund. Under this approach, two or more different sub-advisers, each following a separate investment style, have been responsible for management of a portion of the Portfolio's assets. At the time of this proxy, the current portfolio sub-advisers are Frontier Capital Management Co., Inc. ("Frontier") and William Blair & Company L.L.C. ("Blair"). Frontier seeks to identify industry sectors likely to achieve significantly above average growth over a two- to three-year time period. Blair invests in companies that represent highly profitable, enduring business franchises, capable of achieving consistent, above-average growth. Taken together, these investment approaches have resulted in the Portfolio's investments being spread across the available investment universe of U.S. growth companies in regards to size, with a not insignificant exposure to smaller U.S. companies.

      Over the past decade, investors have increasingly become more knowledgeable regarding investment styles and the various segments of the equity securities market and more sophisticated with respect to the allocation of assets among investment styles and market segments. Accordingly, RSMC and its parent WTC, now believe that investors would be better served by providing them with products each of which incorporates only one investment style, such as a "growth" or "value" orientation, and/or focuses on only one segment of the equity securities market, such as securities of "large cap" or "small cap" issuers. Such an approach would allow investors themselves to allocate their assets among the styles and sectors they deem appropriate, rather than receiving a blend of styles and segments in a single product.

      Approval of Proposal 2 will result in the termination of Frontier and Blair as Growth Portfolio sub-advisers and the assumption of the advisory role by WTC. WTC's mandate, with respect to this Portfolio, will be to invest at least 85% of the Portfolio's total assets in large cap U.S. equity (or related) securities that are judged by WTC to possess strong growth characteristics. Such securities will include: (1) common stock of U.S. corporations with an equity market capitalization at the time of purchase equal to or greater than that of the smallest issue in the Russell 1000 Index and which are judged by the Adviser to possess strong growth characteristics; (2) options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of such issuers; (3) options on indexes of the common stocks of such issuers; and (4) contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stocks of such issuers, and options upon such futures contracts. In addition to focusing exclusively on larger cap issuers, the methods and procedures by which WTC typically defines and identifies growth companies for investment may be
different  from  the   definitions   and   techniques   employed  by  the  prior
sub-advisers.

      In view of the foregoing, RSMC proposed and the Board approved at its November 17, 1997 meeting the restructuring of the Portfolio that would result in: (1) a change to the Portfolio's investment policies such that the Portfolio will seek its objective by investing at least 85% of its total assets in U.S. large cap equity (or related) securities that are judged by WTC to possess strong growth characteristics; (2) a change in the investment management structure of the Portfolio such that, pursuant to a New Advisory Agreement ("New Advisory Agreement"), WTC would be responsible for the day-to-day management of the Portfolio's assets without the use of any sub-advisers, so that the current sub-advisers would no longer provide any services to the Portfolio (see Proposal
2); (3) a change in the name of the Fund to The Rodney Square Equity Fund and a change in the name of the Growth Portfolio to the Large Cap Growth Equity Portfolio; and (4) the amendment of the Portfolio's investment objective (see Proposal 3). In connection with the restructuring of the Growth Portfolio and consistent with their belief regarding the changed investment environment described above, WTC and RSMC also expect to propose establishment of several new equity funds, each managed pursuant to a particular style and each investing primarily in a particular market segment. The Portfolio, unlike many other mutual funds, will not reserve authority to depart from its investment objective to temporarily pursue defensive investment policies in an effort to preserve its capital. The Portfolio will instead adhere to its basic policy of investing not less than 85% of its total assets in equity securities of large-cap U.S. issuers, during both good and bad stock market conditions. This policy creates the risk that the Portfolio may experience capital losses should adverse market conditions arise and persist in the future. With respect to not more than 15% of the Portfolio's total assets, the Adviser may hold cash and cash equivalents including high-quality money market instruments and/or money market funds in order to manage the cash flow in the Portfolio.

      The proposed changes to the Growth Portfolio's investment structure will necessitate the sale of certain portfolio securities currently held by the Growth Portfolio. Securities to be sold are currently anticipated to amount to between 35% to 45% of the Portfolio's current total assets. If the proposed changes are approved by shareholders, WTC intends to complete the sale and reinvestment of these assets within three months of the implementation of the Portfolio's new investment structure. During that period the Portfolio may not be fully invested in equity securities of U.S. large cap growth companies. In addition, the Portfolio will likely incur increased trading costs and distributable net capital gains during its fiscal year ending December 31, 1998 than have been incurred in prior years.

      In addition to the foregoing changes, the Board also approved at its November 17, 1997 meeting, changes to the distribution arrangements of the Growth Portfolio. In particular, the Board approved the termination of the Growth Portfolio's Rule 12b-1 plan and the elimination of the front-end sales charge that is imposed on investments in the Portfolio. These changes became effective January 26, 1998.




      PROPOSAL 2. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR THE GROWTH PORTFOLIO


      PROPOSED NEW ADVISORY AGREEMENT. Under its current Fund Management Agreement ("Current Advisory Agreement") with RSMC, RSMC is paid by the Fund a monthly management fee at an annual rate of 1.00% of the Growth Portfolio's average  daily net  assets up to $200  million  of Fund  assets and 0.95% of its average daily net assets in excess of $200 million. The Current Advisory Agreement also provides that RSMC may delegate its investment decision-making authority to one or more persons or companies pursuant to a sub-advisory agreement between RSMC, the Fund and each such portfolio sub-adviser. Accordingly, RSMC has currently delegated its investment decision-making authority to Frontier Capital Management Co., Inc., and William Blair & Company L.L.C. ("Sub-advisers"). Pursuant to these agreements, RSMC pays out of the fund management fee it receives a monthly fee to each Sub-adviser at the annual rate of 0.50% of the average daily net assets under the Sub-adviser's management. During the fiscal year ended December 31, 1997, RSMC's management fees were $840,071 of which $420,035 was paid by RSMC in the aggregate to the Sub-advisers. During that fiscal year, the Portfolio did not pay any brokerage commissions to any broker or dealer who is an affiliate of RSMC or of a portfolio adviser.

      Under the New Advisory Agreement, the Fund would appoint WTC, the parent company of RSMC, as its investment adviser. Although the contract would permit WTC to delegate advisory functions to sub-advisers, it is contemplated that WTC would directly provide all advisory services to the Growth Portfolio. The investment advisory fee to be paid to WTC would be reduced to an annual rate of 0.55% of the Growth Portfolio's average daily net assets. The provisions of the Current Advisory Agreement, and of the New Advisory Agreement are substantially the same, except for the identity of the adviser, the commencement date and the proposed lower advisory rate, described above. Under the New Advisory Agreement, the management fees for the past fiscal year would have been $462,039.

      The following fee table is provided to assist investors in understanding the various fees and expenses which may be borne directly or indirectly by an investment in the Fund under the New Advisory Agreement.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)

Management Fees                                             0.55%
Other Expenses (after waivers and/or reimbursements)        0.20%
                                                            -----
Total Fund Operating Expenses                               0.75%
                                                            =====

-------------------

      (1)Without waivers and/or reimbursements, "Other Expenses" and "Total Fund Operating Expenses" are estimated to be 0.22% and 0.77%, respectively, of the Fund's average daily net assets.

      If the New Advisory Agreement is approved by shareholders, the Current Advisory Agreement with RSMC and the agreements with the Sub-advisers would be terminated promptly and the Growth Portfolio would cease to be multi-managed. Further information about WTC and the New Advisory Agreement is set forth below under "Additional Information." The form of the New Advisory Agreement is set forth in Exhibit A.

      Under the New Advisory Agreement, WTC agrees to act as investment adviser of the Fund and agrees: (1) to direct the investments of the Portfolio, subject to and in accordance with the Portfolio's investment objective, policies and limitations; (2) to purchase and sell securities and other investments of the Portfolio; (3) to furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; (4) to pay the salaries of all personnel of the Fund or WTC performing services relating to research, statistical and investment activities; and (5) to make available and provide such information as the Fund or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations. WTC may also purchase and sell portfolio securities to and from dealers who provide the Portfolio with research services. Portfolio transactions, however, will not be directed by WTC to dealers solely on the basis of research services provided.

      The New Advisory Agreement further provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of WTC, WTC shall not be subject to liability to the Fund or to any shareholder of the Fund or its portfolios for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund. The Current Advisory Agreement contains a similar provision.

      If approved by Shareholders, the New Advisory Agreement will become effective shortly following the date of approval and will remain in effect for an initial two-year term. Thereafter, the New Advisory Agreement will continue in effect with respect to the Growth Portfolio if it is approved at least annually by a vote of the shareholders of the Growth Portfolio or by the Board. The New Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Current Advisory Agreement contains similar provisions. The last annual reapproval of the Current Advisory Agreement by the Board occurred on February 17, 1997. The Current Advisory Agreement was last approved by shareholders on December 1, 1989.

      WILMINGTON TRUST COMPANY. WTC, the Fund's proposed investment adviser, is a state-chartered bank organized as a Delaware corporation in 1903. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company, which is located at 1100 North Market Street, Wilmington, Delaware 19890-0001. WTC is Delaware's largest full-service bank and, with more than $75 billion in trust, custody and investment management assets, WTC ranks among the nation's leading money management firms. As of December 31, 1996, the trust department of WTC was the seventeenth largest in the United States as measured by discretionary assets under management. WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools, and has nearly a century of experience managing the personal investments of high net-worth individuals. WTC currently serves as investment adviser to two mutual funds, The Rodney Square Municipal Income Portfolio and The Rodney Square Diversified Income Portfolio, and manages over $53 billion for various other institutional clients. The principal offices of WTC are located at 1100 North Market Street, Wilmington, Delaware 19890-0001.

      The names, addresses and principal occupations of the principal executive officers and directors of WTC are set forth under "Additional Information" below.

      TRUSTEE CONSIDERATION. In approving the proposed New Advisory Agreement, the Trustees analyzed the factors they deemed relevant, including WTC's expertise and experience providing advice to clients with similar investment objectives to that proposed for the Growth Portfolio. The Trustees also considered that the fees for investment advisory services would be lower under the proposed arrangement than is currently charged by RSMC under the Current Advisory Agreement. After full consideration of these and other factors, the Trustees, including a majority of the Independent Trustees, approved the proposed New Advisory Agreement and recommended that it be submitted to shareholders for approval.

      REQUIRED VOTE. Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Growth Portfolio, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting or represented by Proxy if more than 50% of the outstanding shares of the Portfolio are so present or represented or (2) more than 50% of the outstanding shares of the Portfolio. Approval of Proposal 2 is contingent upon the approval of Proposal 3.

      THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.



      PROPOSAL 3: TO APPROVE THE AMENDMENT OF THE INVESTMENT OBJECTIVE OF GROWTH PORTFOLIO

      PROPOSED NEW INVESTMENT OBJECTIVE. At a meeting held on November 17, 1997, the Board approved an amendment to the investment objective of the Growth Portfolio so that the Growth Portfolio will seek "superior long-term growth of capital." "Superior" with respect to the new objective means that which would exceed the long-term growth of capital from an investment in the securities comprising the Russell 1000 Growth Index (assuming the reinvestment of dividends and capital gain distributions). The Portfolio's current investment objective is similar. Under it, the Portfolio seeks "superior long-term capital appreciation by investing in securities of companies which are judged by its portfolio advisers to possess strong growth characteristics." "Superior" with respect to the current objective means that which exceeds the long-term capital appreciation from an investment in the securities comprising the Standard & Poor's 500 Composite Stock Price Index (assuming the reinvestment of dividends and capital gain distributions).

      As discussed above, WTC and RSMC propose these changes to the Growth Portfolio as a result of their intention to establish several new equity funds, each managed pursuant to a particular style and each investing primarily in a particular market segment. Currently, the Growth Portfolio offers investors the opportunity to take advantage of a blending of different investment styles within a single fund. Under the new proposed investment objective, the Growth Portfolio would no longer employ a blended approach to investing.

      As a result of the changes proposed, shareholders should expect that the investment experience of the Growth Portfolio would change in several ways. First, by restricting investments to U.S. large cap equity (or related) securities, the Portfolio may experience a pattern of returns and volatility that is not similar to that produced in the past. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company, and pay out less to shareholders in the form of current dividends. As a result, equity investors tend to receive most of their return in the form of capital appreciation. This makes growth company issues more volatile than the stock market as a whole. Second, the purposeful blending of investments in both large and small growth companies in the Growth Portfolio today affords investors some diversification benefit against a protracted period of underperformance by companies in one size classification or the other. Under the proposed restructuring the benefit of mitigating this risk within a single Portfolio will be lost. Third, investors interested in pursuing investment in smaller companies, or desiring to maintain a balanced blend of size exposures such as this Portfolio formerly provided, will need to look to additional or other investments to achieve this goal. WTC and RSMC expect to offer shareholders a new small cap equity fund suitable for achieving exposure to small U.S. companies as part of the larger fund family reconfiguration being proposed at this time.

      TRUSTEE CONSIDERATION. In approving the proposed new investment objective, the Trustees considered the factors they deemed relevant, including WTC's expertise and experience in providing advice to clients with similar investment objectives to that proposed for the Growth Portfolio. The Trustees also considered the increased sophistication of investors and the need to better serve such investors by providing them with the opportunity to allocate their assets among the styles and sectors they deem appropriate. After full consideration of these and other factors, the Board approved the new investment objective of the Growth Portfolio and recommended that it be submitted to shareholders for approval.

      REQUIRED VOTE. Approval of Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the Growth Portfolio, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting or represented by Proxy if more than 50% of the outstanding shares of the Portfolio are so present or represented or (2) more than 50% of the outstanding shares of the Portfolio. Approval of Proposal 3 is contingent upon the approval of Proposal 2.


      THE  TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3





      PROPOSAL 4. TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT LIMITATIONS OF THE GROWTH PORTFOLIO


      REASONS FOR THE PROPOSED CHANGES. Pursuant to the 1940 Act, the Growth Portfolio has adopted certain fundamental investment limitations and policies ("fundamental limitations"), which are set forth in the Growth Portfolio's statement of additional information, and which may be changed only with shareholder approval. Limitations and policies that the Growth Portfolio has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Growth Portfolio's Board without shareholder approval.

      Several of the fundamental limitations that the Growth Portfolio has adopted reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Other fundamental investment limitations were enacted in response to state blue sky laws. On October 11, 1996, President Clinton signed the National Securities Markets Improvement Act of 1996 ("NSMIA"). This legislation preempted state blue sky laws, under which the Growth Portfolio previously was regulated. Accordingly, the Board has approved revisions to the Growth Portfolio's fundamental limitations in order to simplify, modernize and make more uniform those investment limitations that are required to be fundamental.

      Although the proposed changes to the fundamental limitations will allow the Growth Portfolio greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Growth Portfolio.

      The text and a summary description of each proposed change to the Growth Portfolio's fundamental limitations are set forth below. Shareholders should refer to Exhibit B to this proxy statement for the complete text of the Growth Portfolio's existing fundamental and non-fundamental limitations. Any non-fundamental limitation may be modified or eliminated by the Board at any future date without any further approval of shareholders.

      If the proposed changes are approved by shareholders of the Growth Portfolio at the Special Meeting, the Growth Portfolio's statement of additional information will be revised, as appropriate, to reflect those changes. This will occur as soon as practicable following the meeting.

1. MODIFICATION OF FUNDAMENTAL LIMITATION ON PURCHASING OR SELLING REAL ESTATE, COMMODITIES OR COMMODITIES OR INTERESTS IN OIL, GAS OR MINERAL LEASES

      Currently, purchases or sales of real estate, commodities or commodity contracts, and interests in oil, gas or mineral leases are addressed in one fundamental limitation that reads as follows:

      "The Portfolio will not as a matter of fundamental policy . . . purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein) interests in oil, gas or mineral leases, commodities or commodity contracts, except that the Fund, reserves the freedom of action (i) to hold and to sell real estate acquired for the Portfolio as a result of the ownership of marketable securities provided that the Portfolio's ownership of real estate for which there is no established market will never exceed 10% of its net assets and (ii) to purchase or sell futures contracts including but not limited to contracts for the future delivery of securities and futures contracts based on securities indexes."

It is proposed that this fundamental limitation be split into two fundamental limitations, one addressing real estate and the other addressing commodities. The portion of the fundamental investment limitation regarding oil, gas and mineral leases would be eliminated.

      The following is the text and a summary description of the proposed changes to the current fundamental limitation.

      a.    NEW FUNDAMENTAL LIMITATION ON REAL ESTATE INVESTMENTS.

      PROPOSED TEXT OF FUNDAMENTAL LIMITATION:

      "The Portfolio will not as a matter of fundamental policy . . . purchase or sell real estate, but this limitation shall not prevent the Portfolio from investing in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts."

      DISCUSSION: The proposed new investment limitation is consistent with the investment limitations of other funds in the Rodney Square Family of Funds and would clarify the types of real estate related securities that are permissible investments for the Growth Portfolio.

      The Growth Portfolio's investment limitations currently state that the Growth Portfolio may not "purchase or sell real estate (including real estate limited partnerships interests but excluding securities secured by real estate or interests therein)." The proposed changes would eliminate the reference to real estate limited partnerships. Thus, if the proposed change is approved, the Growth Portfolio would be able to invest in real estate limited partnerships. However, the Growth Portfolio does not intend to invest in real estate limited partnerships. As a result, the Board believes that the proposed changes are not expected to have any change upon the operations of the Growth Portfolio.

      b. NEW FUNDAMENTAL LIMITATION ON INVESTING IN COMMODITIES.

      PROPOSED TEXT OF FUNDAMENTAL LIMITATION:

      "The Portfolio will not as a matter of fundamental policy . . . purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments."

      DISCUSSION: The proposed new fundamental limitation is structured to ensure that the Growth Portfolio will have the maximum flexibility to enter into hedging and other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Growth Portfolio by its Board. The Board believes that this flexibility is necessary for the Growth Portfolio to respond to the rapid and continuing development of derivative products. The proposed changes broaden the exception to this fundamental limitation to cover all financial derivative instruments rather than only financial futures and currency instruments. In connection with the proposed change to the fundamental limitation, the Board also approved a non-fundamental limitation to limit investment in futures contracts to no more than 10% of the Growth Portfolio's total assets.

      The use of options and futures involves certain investment risks and transaction costs. These risks include: dependence on the adviser's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of options, futures contracts or related options and movements in the price of the security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and related options are different from those need to select the securities in which the Growth Portfolio invests; and lack of assurance that a liquid secondary market will exist for any particular option, futures contract or related option at any particular time.

      c. ELIMINATION OF FUNDAMENTAL LIMITATION ON INVESTMENTS IN OIL, GAS AND MINERAL LEASES AND PROGRAMS.

      PROPOSED  CHANGE:   Upon  the  approval  of  Proposal  4,  the  existing
fundamental limitation on investments in oil, gas or minerals would be eliminated.

      DISCUSSION: The Growth Portfolio is not required to have a fundamental limitation with respect to oil, gas or mineral investments. In order to maximize the Growth Portfolio's flexibility in this area, the Board believes that the limitation on oil, gas and mineral investments should be eliminated. This limitation was imposed by state blue sky laws and NSMIA preempts that requirement. Notwithstanding the elimination of this fundamental limitation, the Growth Portfolio expects to continue to invest in securities, and not in oil, gas and mineral leases and programs.

2. MODIFICATION OF FUNDAMENTAL LIMITATION AND ADDITION OF NON-FUNDAMENTAL LIMITATION ON BORROWING.

      PROPOSED TEXT OF FUNDAMENTAL LIMITATION:

      "The Portfolio will not as a matter of fundamental policy . . . borrow money, except for temporary or emergency purposes and then in an aggregate amount not in excess of 10% of the Portfolio's total assets."

      PROPOSED TEXT OF NON-FUNDAMENTAL LIMITATION:

      "As a matter of non-fundamental policy, the Portfolio will not . . . purchase securities while borrowings in excess of 5% of the Portfolio's total assets are outstanding."

      DISCUSSION: The proposed change to the fundamental limitation is intended to increase the ability of the Growth Portfolio to borrow for temporary defensive purposes such as to satisfy redemptions of Growth Portfolio shares. Currently, the Portfolio's fundamental limitation imposes a 5% limit on borrowing. The proposed new non-fundamental limitation is required by the Securities and Exchange Commission when the fundamental investment limitation on borrowing allows for borrowing in excess of 5%. This requirement is only for funds that do not leverage their portfolios. Such a non-fundamental limitation is designed to prevent the Growth Portfolio from engaging in leveraging through borrowing. The Growth Portfolio has no intention to engage in such a practice.

3. APPROVAL OF FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENT OF ALL OF THE GROWTH PORTFOLIO'S ASSETS IN A SINGLE POOLED INVESTMENT FUND.

      PROPOSED TEXT OF FUNDAMENTAL POLICY:

      "The Portfolio may as a fundamental policy . . . invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Portfolio, notwithstanding any other investment policy of the Portfolio."

      DISCUSSION: The Board has approved, subject to shareholder approval, the adoption of a new fundamental investment policy that would permit the Growth
Portfolio to pool its assets with other appropriate investment funds. The purpose of this proposal is to enhance the flexibility of the Growth Portfolio and permit it to take advantage of potential efficiencies in the future available through investment in another pooled investment fund organized as an open-end investment company ("Pooled Fund"). A number of mutual funds operate under structures pursuant to which several funds invest all their assets in a single Pooled Fund. For example, a fund offering its shares not subject to a sales load to institutional investors might pool its investments with another fund that offers its shares subject to a front-end or contingent deferred sales load to retail investors. This structure allows several funds with different features, but the same investment objective, policies and restrictions, to combine their investments instead of managing them separately.

      At present, certain of the fundamental limitations of the Growth Portfolio may prevent it from investing all of its assets in another registered investment company and would require a vote of Growth Portfolio shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Board recommends that shareholders vote at the Special Meeting to permit the assets of the Growth Portfolio to be invested in a single Pooled Fund, without a further vote of shareholders, but only if the Board subsequently determines that such action is in the best interests of the Growth Portfolio and its shareholders. If the shareholders approve this proposal, the Growth Portfolio would be permitted to invest in a Pooled Fund with substantially the same investment objective, policies and restrictions as the Growth Portfolio without violating the current fundamental limitations that may prohibit investment in a Pooled Fund, including, without limitation, the limitations on investing in a single issuer or in issuers in a single industry.

      The Growth Portfolio's methods of operation and shareholder services would not be materially affected by its investment in a Pooled Fund, except that the assets of the Growth Portfolio would be managed as part of a larger pool. If the Growth Portfolio invested all of its assets in a Pooled Fund, it would hold only investment securities issued by the Pooled Fund, and the Pooled Fund would directly invest in individual securities of other issuers. The Growth Portfolio would otherwise continue its normal operation. The Board would retain the right to withdraw the Growth Portfolio's investments from the Pooled Fund at any time and the Growth Portfolio would then resume investing directly in individual securities of other issuers as it does currently.

      The Growth Portfolio's investment adviser, may benefit from the use of a Pooled Fund if overall assets under management are increased (since management fees are based on assets). Also, the investment adviser's expense of providing investment and other services to the Growth Portfolio may be reduced.


      At present the Board has not considered any specific proposal to authorize pooling of assets. The Board will authorize investing the Growth Portfolio's assets in a Pooled Fund only if it first determines that pooling is in the best interests of the Growth Portfolio and its shareholders. In determining whether to invest in a Pooled Fund, the Board will consider, among other things, the opportunity to reduce costs and achieve operational efficiencies. The Board will not authorize investment in a Pooled Fund if it would increase materially costs to the Growth Portfolio's shareholders, unless there were perceived to be a corresponding increase in benefits to shareholders.


4.    MODIFICATION OF FUNDAMENTAL LIMITATION ON ISSUING SENIOR SECURITIES.


      PROPOSED TEXT OF FUNDAMENTAL LIMITATION:


      "The Portfolio will not as a matter of fundamental policy . . . issue senior securities, except to the extent permitted by the 1940 Act."

      DISCUSSION: The 1940 Act establishes limits on the ability of the Growth Portfolio to engage in leverage through the issuance of "senior securities," a term that is defined, generally, to refer to fund obligations that have a priority over the fund's shares with respect to the distribution of assets or the payment of dividends. Currently, the Growth Portfolio's fundamental limitation regarding senior securities is more limiting than the limitations imposed by the 1940 Act. The proposed change would relax this fundamental limitation to make it no more limiting than the limitations imposed under the 1940 Act. The Board believes that changing the Growth Portfolio's fundamental limitation in this manner will provide flexibility for future contingencies. However, the Board does not believe the proposed change will have any impact on the current operations of the Growth Portfolio.

      REQUIRED VOTE. Approval of Proposal 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the Growth Portfolio, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting or represented by Proxy if more than 50% of the outstanding shares of the Portfolio are so present or represented or (2) more than 50% of the outstanding shares of the Portfolio. SHAREHOLDERS WHO VOTE "FOR" PROPOSAL 4 WILL VOTE "FOR" EACH PROPOSED CHANGE DESCRIBED ABOVE. THOSE SHAREHOLDERS WHO WISH TO VOTE AGAINST ANY OF THE SPECIFIC PROPOSED CHANGES SET FORTH ABOVE MAY DO SO ON THE PROXY PROVIDED.

      THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 4.



      PROPOSAL 5. TO APPROVE  THE  AMENDMENT  OF THE FUND'S  DECLARATION
      OF TRUST

      PROPOSED CHANGES. RSMC is proposing amendments to the Fund's Declaration of Trust that would enable the Board to establish classes of shares in a series of the Fund. Currently, the Declaration of Trust authorizes the Board to establish series of shares that invest in separate portfolios of securities. Classes of shares differ from series of shares in that two or more classes of shares may invest in the same portfolio of securities, but each class will have different expenses and purchase arrangements designed to offer alternatives to suit different groups of investors. Currently, the creation of classes of shares is not contemplated. However, the proposed amendments would permit the Board to do so without the need to obtain shareholder approval. The amendments to the Fund's Declaration of Trust also reflects a change in the name of the Fund to The Rodney Square Equity Fund and the name of the Growth Portfolio to the Large Cap Growth Equity Portfolio, as discussed above.

      The proposed amendments to the Fund's Declaration of Trust appear as Exhibit C to this proxy statement.

      REQUIRED VOTE. Approval of Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by Proxy if more than 50% of the outstanding shares of the Fund are so present or represented or (2) more than 50% of the outstanding shares of the Fund

      THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 5.


                                OTHER BUSINESS


      The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matter in accordance with the judgment of the persons therein designated.


                            ADDITIONAL INFORMATION


      The Fund will incur expenses in connection with preparing and mailing the enclosed form of proxy and accompanying Notice and Proxy Statement. The Fund will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. Broker dealer firms holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposals before the Meeting. The Fund will include shares held of record by broker dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists.

      FUND MANAGEMENT. The Fund's investment adviser is Rodney Square Management Corporation and the Fund's distributor is Rodney Square Distributors, Inc., both of which are located at 1100 North Market Street, Wilmington, DE 19890-0001. On January 26, 1998, PFPC, Inc., which is located at 400 Bellevue Parkway, Wilmington, DE 19809, replaced RSMC as the Fund's administrator.

      EXECUTIVE OFFICERS OF THE FUND. The executive officers of the Fund, other than those who also serve as Trustees, are:

Joseph M. Fahey, Jr. - Vice President, has been with RSMC since 1984, as a Secretary of RSMC since 1986, a Director of RSMC since 1989 and a Vice President of RSMC since 1992.

John J. Kelley - Treasurer, has been with PFPC since January 1998. From 1995 to January 1998 he was a Vice President of RSMC and was an Assistant Vice President of RSMC from 1989 to 1994.

Carl M. Rizzo, Esq. - Secretary, was appointed Vice President of RSMC in July, 1996. From 1995 to 1996 he was Assistant General Counsel of Aid Association for Lutherans (a fraternal benefit association); from 1994 to 1995 Senior Associate Counsel of United Services Automobile Association (an insurance and financial services firm); and from 1987 to 1994 Special Counsel or Attorney-Adviser with a federal government agency.

      DIRECTORS AND EXECUTIVE OFFICER OF WTC. The Directors and Executive Officer of WTC are:

Name                                  Address
----                                  -------

Mr. Robert H. Bolling, Jr.            Box 4300
                                      Wilmington, DE 19807

Mrs. Carolyn S. Burger                354 E. Hillendale Road
                                      Kennett Square, PA 19348

Ted T. Cecala, Jr.                    1100 North Market Street
                                      Wilmington, DE 19890

Mr. Richard R. Collins                1301 Harrison Street
                                      Dorsett Apartments, # 1006
                                      Wilmington, DE 19806

Charles S. Crompton, Jr., Esquire     P.O. Box 3946
                                      Greenville, DE 19807

H. Steward Dunn, Jr., Esquire         418 South Lee Street
                                      Alexandria, VA 22314

Mr. Edward B. du Pont                 100 Snuff Mill Road
                                      Wilmington, DE 19807

Mr. R. Keith Elliot                   317 Kennett Pike
                                      Mendenhall, PA 19357

Dr. Robert C. Forney                  2323 Hilltop View Road
                                      P.O. Box 549
                                      Unionville, PA 19375

Andrew B. Kirkpatrick, Jr., Esquire   9 Barley Mill Drive
Esquire                               Greenville, DE 19807

Mr. Rex L. Mears                      Route 4, Box 777
                                      Seaford, DE 19973

Mr. Hugh E. Miller                    9 Carriage Path
                                      Chadds Ford, PA 19317

Mr. Stacey J. Mobley                  141 Deer Valley Lane
                                      Deer Valley
                                      Wilmington, DE 19317

Mr. Leonard W. Quill                  1104 Arundel Drive
                                      Arundel
                                      Wilmington, DE 19808

Dr. David P. Roselle                  47 Kent Way
                                      Newark, DE 19711

Thomas P. Sweeney, Esquire            2301 Delaware Avenue
                                      Wilmington, DE 19806

Mr. Bernard J. Taylor, III            6 Hillspur Road
                                      Kennett Square, PA 19348

Mrs. Mary Jornlin Theisen             4005 Heather Drive
                                      Greenville Manor
                                      Wilmington, DE 19807

Mr. Robert W. Tunnell, Jr.            E. 1002 Barb Row
                                      Pot Nets East
                                      Long Neck, DE 19966




                         SHAREHOLDER PROPOSALS

      The Fund does not hold annual shareholder meetings. Accordingly, no anticipated date of the next shareholder meeting can be provided at this time. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting or to propose persons to be considered by the Fund's Nominating Committee as nominees for Trustees should send their written request or proposal to the Secretary of the Fund.

      All shareholders are urged to mark, date, sign and return the Proxy Card in the enclosed envelope, which requires no postage if mailed in the United States.


                                    By Order of the Trustees,



                                    Carl M. Rizzo
                                    Secretary


Dated:  February 3, 1998

                                   EXHIBITS



NUMBER                           DESCRIPTION
------                           -----------


A.                         Proposed Advisory Agreement

B. Current Fundamental and Non-Fundamental Limitations of the Growth Portfolio

C. Proposed Amendments to the Declaration of Trust of The Rodney Square Multi-Manager Fund

                                                                       EXHIBIT A

                               ADVISORY AGREEMENT
                                     between
                          THE RODNEY SQUARE EQUITY FUND
                                       and
                            WILMINGTON TRUST COMPANY


      AGREEMENT made this _____ day of_____________, 1998, by and between The Rodney Square Equity Fund, a Massachusetts business trust (the "Fund"), and Wilmington Trust Company, a corporation organized under the laws of the State of Delaware (the "Adviser").

      WHEREAS, the Fund is registered under the 1940 Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and offers for sale distinct series of shares of beneficial interest ("Series") each corresponding to a distinct portfolio; and

      WHEREAS, the Fund desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser on behalf of one or more Series of the Fund, and to have that investment adviser provide or perform for the Series various research, statistical and investment services; and

      WHEREAS, the Adviser is willing to furnish such services to the Fund with respect to each of the Series listed on Schedule A to this Agreement (the "Portfolio" or "Portfolios") on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

      1. EMPLOYMENT OF THE ADVISER. The Fund hereby employs the Adviser to invest and reinvest the assets of the Portfolio in the manner set forth in
Section 2 of this Agreement subject to the direction of the Trustees and the officers of the Fund, for the period, in the manner, and on the terms set forth hereinafter. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

      2. OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY, THE ADVISER. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

            A.    INVESTMENT ADVISORY SERVICES.

                  (i) The Adviser shall direct the investments of each Portfolio, subject to and in accordance with the Portfolio's investment objective, policies and limitations as provided in its Prospectus and Statement of Additional Information ("the Prospectus") and other governing instruments, as amended from time to time, and any other directions and policies which the Trustees may issue to the Adviser from time to time.

                  (ii) The Adviser is authorized, in its discretion and without prior consultation with the Fund, to purchase and sell securities and other investments of each Portfolio.

            B.    CORPORATE MANAGEMENT SERVICES.

                  (i) The Adviser shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.

                  (ii) The Adviser shall pay the salaries of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

            C. PROVISION OF INFORMATION NECESSARY FOR PREPARATION OF REGISTRATION STATEMENT, AMENDMENTS AND OTHER MATERIALS. The Adviser will make available and provide such information as the Fund or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations.

            D. CODE OF ETHICS. The Adviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Investment Advisers Act of 1940 and will provide the Fund and its administrator with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Adviser shall certify to the Trustees that the Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund or its administrator, the Adviser shall permit the Fund or its administrator to examine the reports required to be made to the Adviser by Rule 17j-l(c)(l).

            E. DISQUALIFICATION. The Adviser shall immediately notify the Trustees of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

            F. OTHER OBLIGATIONS AND SERVICES. The Adviser shall make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Portfolio and its investment activities.

      3.    EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE.

            A. The Adviser, subject to the control and direction of the Trustees, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for each Portfolio, and for the selection of the markets on or in which the transactions will be executed.

            B. In acting pursuant to Section 3A, the Adviser will place orders through such brokers or dealers in conformity with the policies with respect to portfolio transactions set forth in the Fund's registration statement.

            C. It is understood that neither the Fund nor the Adviser will adopt a formula for allocation of a Portfolio's brokerage.

            D. It is understood that the Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for any Portfolio and for other clients in order to obtain the most favorable price and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

            E. It is understood that the Adviser may, in its discretion, use brokers who provide a Portfolio with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Portfolio and its other clients and that the total commissions paid by such Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term.

            F. It is understood that the Adviser may use brokers who (i) are affiliated with the Adviser provided that no such broker will be utilized in any transaction in which such broker acts as principal; and (ii) the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

            G. The Adviser shall provide such reports as the Trustees may reasonably request with respect to each Portfolio's total brokerage and portfolio transaction activities and the manner in which that business was allocated.

      4. DELEGATION OF ADVISER'S OBLIGATIONS AND SERVICES. With respect to any or all Portfolios, the Adviser may enter into one or more contracts ("Sub-Advisory Contract") with a sub-adviser in which the Adviser delegates to such sub-adviser any or all of its obligations or services specified in Section 2 of this Agreement, provided that each Sub-Advisory Agreement imposes on the sub-adviser bound thereby all the duties and conditions the Adviser is subject to under this Agreement, and further provided that each Sub-Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

      5. EXPENSES OF THE FUND. It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Fund shall include, without limitation:

            A.    fees payable for administrative services;

            B.    fees payable for accounting services;

            C. the cost of obtaining quotations for calculating the value of the assets of each Portfolio;

            D.    interest and taxes;

            E. brokerage commissions, dealer spreads and other costs in connection with the purchase or sale of securities;

            F. compensation and expenses of its Trustees other than those who are "interested persons" of the Fund within the meaning of the 1940 Act;

            G.    Legal and audit expenses;

            H.    fees   and   expenses   related   to  the   registration   and
                  qualification of the Fund and its shares for distribution under state and federal securities laws;

            I. expenses of typesetting. printing and mailing reports, notices and proxy material to shareholders of the Fund:

            J. all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor:

            K.    premiums for fidelity bond and other insurance coverage;

            L.    the Fund's association membership dues;

            M.    expenses of typesetting for printing Prospectuses;

            N.    expenses  of  printing  and  distributing   Prospectuses  to
                  existing shareholders;

            O. out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency services;

            P. service fees payable by each Portfolio to the Distributor for providing personal services to the shareholders of each Portfolio and for maintaining shareholder accounts for those shareholders;

            Q.    distribution fees; and

            R. such non-recurring expenses as may arise, including costs arising from threatened actions, actions, suits and proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify its Trustees and officers with respect thereto.

      6. COMPENSATION OF THE ADVISER. For the services and facilities to be furnished hereunder, the Adviser shall receive an advisory fee equivalent to the annual rate listed along with each Portfolio's name in Schedule B attached hereto. This advisory fee shall be payable monthly as soon as practicable after the last day of each month based on the average of the daily values placed on the net assets of the Fund as determined at the close of business on each day throughout the month, with each Portfolio to contribute pro-rata to the payment to the Adviser on the basis of its net assets. The assets of each Portfolio will be valued separately as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each business day throughout the month or, if the Fund lawfully determines the value of the net assets of any Portfolio as of some other time on each business day, as of such time with respect to that Portfolio. If the Fund determines the value of the net assets of any Portfolio more than once on any business day, the last such determination on that day shall be deemed to be the sole determination on that day. The value of net assets shall be determined pursuant to the applicable provisions of the Fund's Declaration of Trust, its By-Laws and the 1940 Act. If, pursuant to such provisions, the determination of the net asset value of any Portfolio of the Fund is suspended for any particular business day, then the value of the net assets of that Portfolio on that day shall be deemed to be the value of its net assets as determined on the preceding business day. If the determination of the net asset value of any Portfolio has been suspended for more than one month, the Adviser's compensation payable at the end of that month shall be computed on the basis of the value of the net assets of the Portfolio as last determined (whether during or prior to such month).

      7.    ACTIVITIES AND AFFILIATES OF THE ADVISER.
            -----------------------------------------

            A. The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Fund hereunder.

            B. The Fund acknowledges that the Adviser or one or more of its "affiliated persons" may have investment responsibilities or render investment advise to or perform other investment advisory services for other individuals or entities and that the Adviser, its "affiliated persons" or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 3, the Fund agrees that the Adviser or its "affiliated persons" may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Portfolios of the Fund, provided that the Adviser acts in good faith. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which one or more Portfolios may have an interest. The Adviser shall have no obligation to recommend for any Portfolio a position in any investment which an Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Portfolios or otherwise.

            C. Subject to and in accordance with the Declaration of Trust and By-Laws of the Fund as currently in effect and the 1940 Act and the rules thereunder, it is understood that Trustees, officers and agents of the Fund and shareholders of the Fund are or may be interested in the Adviser or its "affiliated persons" as directors, officers, agents or shareholders of the Adviser or its "affiliated persons"; that directors, officers, agents and shareholders of the Adviser or its "affiliated persons" are or may be interested in the Fund as trustees, officers, agents, shareholders or otherwise; that the Adviser or its "affiliated persons" may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Trust, By-Laws and the 1940 Act and the rules thereunder.

      8.    LIABILITIES OF THE ADVISER.
            --------------------------

            A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or its Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund.

            B. No provision of this Agreement shall be construed to protect any Trustee or officer of the Fund, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

      9. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of two years from such date, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the Trustees who are not "interested persons" of the Fund, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities. The aforesaid provision shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

      10. ASSIGNMENT. No "assignment" of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in event of such assignment. The Adviser shall notify the Fund in writing in advance of any proposed change of "control" to enable the Fund to take the steps necessary to enter into a new advisory agreement.

      11. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Fund, which amendment is subject to the approval of the Trustees of the Fund and, where required by the 1940 Act, the shareholders of any affected Portfolio in the manner required by the 1940 Act and the rules thereunder.

      12.   TERMINATION.  This Agreement:
            ------------

            A. may at any time be terminated without payment of any penalty by the Fund with respect to any Portfolio (by vote of the Board of Trustees of the Fund or by "vote of a majority of the outstanding voting securities") on sixty (60) days' written notice to the Adviser;

            B.    shall   immediately   terminate   in   the   event   of  its
                  "assignment"; and

            C. may be terminated with respect to any Portfolio by the Adviser on sixty (60) days' written notice to the Fund.

      13. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," 'control," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

      14. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postage prepaid to the other party to this Agreement at its principal place of business.

      15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      16. SHAREHOLDER LIABILITY. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Fund and agrees that obligations assumed by the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and if the liability relates to one or more Portfolios, the obligations hereunder shall be limited to the respective assets of such Portfolio or Portfolios. The Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolios of the Fund, nor from the Trustees or any individual Trustee of the Fund.

      17. GOVERNING LAW. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

      IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first written above.


                                    THE RODNEY SQUARE EQUITY FUND


      (SEAL)                        By:
                                       --------------------------------
                                                President

                                    WILMINGTON TRUST COMPANY



      (SEAL)                        By:
                                       --------------------------------
                                                Senior Vice President

                                   SCHEDULE A

                      THE RODNEY SQUARE MULTI-MANAGER FUND

                                PORTFOLIO LISTING





                        Large Cap Growth Equity Portfolio

                                   SCHEDULE B

                      THE RODNEY SQUARE MULTI-MANAGER FUND

                                  FEE SCHEDULE



                                                             % of average
                  Portfolio                                 Daily Net Assets
                  ---------                                 ----------------

           Large Cap Growth Equity Portfolio                     0.55%

                                                                        EXHBIT B

             CURRENT INVESTMENT LIMITATIONS OF THE GROWTH PORTFOLIO


      The investment limitations described below are fundamental, and may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a shareholders' meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.

      The Portfolio will not as a matter of fundamental policy:

      1. with respect to 75% of the Portfolio's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, except debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations");

      2. with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Portfolio;

      3. borrow money, except that the Portfolio may borrow an amount not exceeding 5% of its total assets for temporary or emergency purposes;

      4. purchase securities (other than U.S. Government obligations), if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Portfolio at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry;

      5. act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with the Portfolio's investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

      6.    issue  senior   securities,   except  as   appropriate  to  evidence
indebtedness that the Fund is permitted to incur and except that the Fund may issue shares of additional series which the Trustees may establish;

      7. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts, except that the Fund, reserves the freedom of action (i) to hold and to sell real estate acquired for the Portfolio as a result of the ownership of marketable securities provided that the Portfolio's ownership of real estate for which there is no established market will never exceed 10% of its net assets and
(ii) to purchase or sell futures contracts including but not limited to contracts for the future delivery of securities and futures contracts based on securities indexes; or

      8. make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with the Portfolio's investment objectives and policies and the entry into repurchase agreements may be deemed to be loans.

      In addition, the Portfolio has adopted several non-fundamental policies, which can be changed by the Board of Trustees without shareholder approval.

      As a matter of non-fundamental policy, the Portfolio will not:

      1. purchase or otherwise acquire any security or invest in a repurchase agreement with respect to any securities if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market;

      2. purchase the securities of open-end investment companies or invest more than 10% of its total net assets, taken at market value, in the securities of closed-end investment companies, provided that no purchase of securities of closed-end companies shall be made except by purchase in the open market when no commission or profit to a sponsor or broker-dealer results from such purchase other than the customary broker's commission (except when part of a plan of merger, consolidation, reorganization or acquisition of assets);

      3. purchase securities on margin except to obtain such credits as may be necessary for the clearance of the purchases and sales of securities, or make short sales, unless by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions; or

      4.    engage in futures contract transactions.

      For purposes of fundamental investment limitation (1), repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations. Whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such percentage or standard limitation shall be determined immediately after the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations.

      "Value" for the purposes of all investment limitations shall mean the value used in determining the Portfolio's net asset value.

                                                                       EXHIBIT C
                            AMENDMENTS TO DECLARATION
                OF TRUST OF THE RODNEY SQUARE MULTI-MANAGER FUND


      WHEREAS, Article XI, Section 7 of the Declaration of Trust of the Rodney Square Multi-Manager Fund ("Trust") provides that the Declaration may be amended by the Trustees; and

      WHEREAS, the Trustees desire to amend said Declaration of Trust;

      NOW THEREFORE, the said Declaration of Trust shall be amended to revoke in their entirety the following sections of articles of the Declaration of Trust and the following sections of articles are substituted in place thereof as follows:

                                  ARTICLE I

                             NAME AND DEFINITIONS

NAME
----

      SECTION  1.  This  Trust  shall be known as "The  Rodney  Square  Equity
Fund."

DEFINITIONS
-----------

      SECTION 2.

      (f) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of each Series or Class thereof, shall be divided from time to time, and includes fractions of shares as well as whole shares consistent with the requirements of Federal and/or other securities laws (all of the transferable units of a Series or of a single Class may be referred to as "Shares" as the context may require); and

      (i) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III.

                                     * * * * *

                                   ARTICLE III

                               BENEFICIAL INTEREST
SHARES OF BENEFICIAL INTEREST
-----------------------------

      SECTION 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or Classes thereof as the Trustees shall from time to time create and establish. The number of Shares is unlimited and each Share shall have a par value of $0.001 per Share and upon issuance in accordance with the terms thereof shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion and without obtaining any prior authorization or vote of the Shareholders of the Trust, to create and establish (and to change in any manner) Shares with such preferences, terms of conversion, voting powers, rights and privileges as the Trustees may from time to time determine, to divide or combine the Shares into a greater or lesser number, to classify or reclassify any unissued Shares into one or more Series or Classes of Shares, to abolish any one or more Series or Classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. The Trustees, in their discretion without a vote of the Shareholders, may divide the Shares of beneficial interest of any Series into Classes. In such event, each Class of a Series shall represent interests in the assets of a Series and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that expenses allocated to that Class of a Series may be borne solely by such Class as shall be determined by the Trustees and a Class of a Series may have exclusive voting rights with respect to matters affecting only that Class. Without limiting the authority of the Trustees set forth in this
Section 1 to establish and designate any further Series, the Trustees have established and designated a Series of Shares to be known as the "Large Cap Growth Equity Portfolio."

ESTABLISHMENT OF SERIES OR CLASS
--------------------------------

      SECTION 2. The establishment of any Series or Class in addition to those set forth in Section 1 shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class thereof. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by a majority vote abolish that Series or Class and the establishment and designation thereof.

INVESTMENT IN THE TRUST
-----------------------

      SECTION 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may from time to time authorize. Such investments may be in the form of cash or securities in which the appropriate Series is authorized to invest, valued as provided in Article IX, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust or a Series thereof, as appropriate. Subsequent investments in the Trust or Series shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion, (a) impose a sales charge upon investments in the Trust or Series and (b) issue fractional Shares. The Trustees shall have the right to refuse to accept investments in the Trust or any Series at any time without any cause or reason therefor whatsoever.

ASSETS AND LIABILITIES OF SERIES
--------------------------------

      SECTION 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and shall be referred to as assets belonging to that Series. The assets belonging to a particular Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in Trust for the benefit of the holders of Shares of that Series. The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series, except that expenses allocated solely to a particular Class shall be borne by that Class. Any general liabilities, expenses, costs, charges or reserves of the Trust or Series which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. See Article X, Section 1.

                                  * * * * *

                                  ARTICLE V

                            POWERS OF THE TRUSTEES

POWERS
------

      SECTION 1.

      (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III and to establish separate Classes thereof.

      (n) To allocate assets, liabilities and expenses of the Trust to a particular Series and liabilities and expenses to a particular Class thereof, or to apportion the same between or among two or more Series or Classes, as applicable, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely by that Series or Class as provided for in Article III.

                                  * * * * *

                                 ARTICLE VIII

                   SHAREHOLDERS VOTING POWERS AND MEETINGS

VOTING POWERS
-------------

      SECTION 1. The Shareholders shall have power to vote (i) for the election of Trustees as provided in Article IV, Section 2, (ii) for the removal of Trustees as provided in Article IV, Section 3(d), (iii) with respect to any investment advisory or management contract as provided in Article VII, Section 1, (iv) with respect to any termination or reorganization of the Trust as provided in Article XI, Section 4, (v) with respect to the amendment of this Declaration of Trust to the extent and as provided in Article XI, Section 7,
(vi) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series or Class shall not be entitled to bring any derivative or class action on behalf of any other Series or Class of the Trust, and (vii) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the By-Laws of the Trust, if any, or any registration of the Trust with the Securities and Exchange Commission (the "Commission") or any State, or as the Trustees may consider desirable. On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series or one or more Classes, then only the Shareholders of such Series or Class shall be entitled to vote thereon. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any By-Laws of the Trust to be taken by Shareholders.


MEETINGS
--------

      SECTION 2. The first  Shareholders'  meeting shall be held as specified in
Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series or Class thereof may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as the same may be amended from time to time, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said
Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen days' notice of any meeting.

QUORUM AND REQUIRED VOTE
------------------------

      SECTION 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class thereof shall vote as a Series or Class thereof, then a majority of the aggregate number of Shares of that Series or Class thereof entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class thereof. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series shall vote as a Series, or a Class shall vote as a Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as the Series or Class is concerned.

                                  * * * * *

                                  ARTICLE IX

                        DISTRIBUTIONS AND REDEMPTIONS

DISTRIBUTIONS
-------------

      SECTION 1.

      (b) The Trustees shall have power, to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series or Class thereof, as appropriate, at the election of each Shareholder of that Series or Class. All dividends and distributions on Shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that such dividends and distributions shall appropriately reflect expenses allocated to a particular Class of such Series.

      (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a "stock dividend" pro rata among the Shareholders of a particular Series as of the record date of that Series (fixed as provided in Section 3 of Article XI hereof).

REDEMPTIONS
-----------

      SECTION 2. In case any holder of record of Shares of a particular Series or Class desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may from time to time authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value of the Series or Class of shares held by the shareholder (as described in Section 3 hereof) minus any applicable sales charge or redemption or repurchase fee. The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series and payment for such Shares shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective; provided, however, that if Shares being redeemed have been purchased by check, the Trust may postpone payment until the Trust has assurance that good payment has been collected for the purchase of the Shares. The Trust may require Shareholders to pay a sales charge to the Trust, the underwriter or any other person designated by the Trustees upon redemption or repurchase of Shares of any Series or Class thereof, in such amount as shall be determined from time to time by the Trustees. The amount of such sales charge may but need not vary depending on various factors, including without limitation the holding period of the redeemed or repurchased Shares. The Trustees may also charge a redemption or repurchase fee in such amount as may be determined from time to time by the Trustees.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS
------------------------------------------------------------------

      SECTION 3. The term "Net Asset Value" of any Series shall mean that amount by which the assets of that Series exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination may be made on a Series by Series or Class by Class basis, as appropriate, and shall include any expense allocated to a specific Series or Class. The determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any order of the Commission applicable to the Series. The Trustees may delegate any of their powers and duties under this
Section 3 with respect to appraisal of assets and liabilities. At any time the Trustees may cause the value per Share last determined to be determined again in a similar manner and may fix the time when such predetermined values shall become effective.

                                  * * * * *

                                  ARTICLE XI

                                MISCELLANEOUS

TERMINATION OF TRUST
--------------------

      SECTION 4.

      (b) Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may

         (i) sell, convey, merge and transfer all or substantially all of the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is an open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or

         (ii) at any time sell and convert into money all or substantially all of the assets of the Trust or any affected Series.

      Upon making provision for the payment of all liabilities of the Trust or any affected Series in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shares of the Trust or any affected Series then outstanding; however, the payment to any particular Class within such Series may be reduced by any fees, expenses or charges allocated to that Class.


                                  * * * * *

      Said Declaration of Trust dated August 19, 1986, as previously amended and restated on November 10, 1986, and as amended on December 29, 1986, is hereby ratified and confirmed in all other respects.

      IN WITNESS WHEREOF, the undersigned, being the majority of the Trustees of the Trust, have executed this Amended Declaration of Trust this __ day of _______, 1998.

                                                --------------------

                                                --------------------

                                                --------------------

                     THE RODNEY SQUARE MULTI-MANAGER FUND

                      PROXY FOR MEETING OF SHAREHOLDERS

                              February 23, 1998




      KNOWN ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of The Rodney Square Multi-Manager Fund (the "Fund") hereby appoints Carl M. Rizzo and Joseph M. Fahey, Jr. or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on Monday, February 23, 1998 and at any adjournment thereof ("Meeting").

      THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this card. IF NO CHOICE IS INDICATED AS TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THESE MATTERS.

      Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

1. To elect Eric Brucker, Fred L. Buckner, Robert J. Christian, John J. Quindlen, and Nina M. Webb as Trustees of the Fund.

            FOR  /_/      AGAINST  /_/        ABSTAIN  /_/

All nominees listed above (except as marked to the contrary below)

-----------------------------

(INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the name(s) on the line provided above.)

2.    To approve a new investment advisory agreement for the Growth Portfolio.

            FOR  /_/      AGAINST  /_/        ABSTAIN  /_/

3.    To  approve  the  amendment  of the  investment  objective  of the  Growth
      Portfolio.

            FOR  /_/      AGAINST  /_/        ABSTAIN  /_/







                                                                      (Over)

4. To approve amendments to the fundamental investment limitations of the Growth Portfolio.

            FOR  /_/      AGAINST  /_/        ABSTAIN  /_/

      To vote against the proposed changes to one or more specific fundamental investment limitations, but to approve the others, place an "X" in the box at left AND indicate the number(s) (as set forth in the proxy statement) of the investment limitation(s) you do not want to change on this line:
      ____________________

5.    To approve amendments to the Fund's Declaration of Trust.

            FOR  /_/      AGAINST  /_/        ABSTAIN  /_/

6. To transact any other business as may properly come before the Meeting or any adjournment thereof.

                        Date___________, 1998

                        ------------------

                        ------------------

                        Please sign exactly as your name or names appear hereon. If shares are held jointly, either holder may sign.
                        Corporate proxies should be signed by an authorized officer.



PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE TO THE FUND.